Exhibit 10.12
EXECUTION VERSION
CONFIDENTIAL
SECOND AMENDMENT TO INTERIM SUPPLY AGREEMENT
This SECOND AMENDMENT TO INTERIM SUPPLY AGREEMENT, dated as of September 20, 2016, (this “Amendment”), is entered into by and between CIH International S.à r.l., a Luxembourg private limited liability company, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg, Share capital: USD 1,000,000, and registered with the Luxembourg Register of Commerce and Companies under number B 176.850, as successor by assignment to Crown Imports, LLC, a Delaware limited liability company (such successor, “Crown”), and Grupo Modelo, S. de R.L. de C.V., as successor to Grupo Modelo, S.A.B. de C.V. (“Supplier” and together with Crown, each a “Party” and collectively, the “Parties”), to be effective as of June 8, 2016 (the “Effective Date”).
WITNESSETH:
WHEREAS, Crown and Supplier are parties to that certain Interim Supply Agreement, dated the 7th day of June, 2013 (the “Original Execution Date”), as amended on October 30, 2014 (the “Agreement”);
WHEREAS, on December 11, 2015, Crown delivered to Supplier a notice to extend the term of the Agreement for an additional 12 month period commencing on June 8, 2016;
WHEREAS, as amended by the First Amendment to Interim Supply Agreement dated October 20, 2014, Section 5.1(c) of the Agreement requires that from and after June 7, 2016, Crown shall be responsible for delivering all bottles necessary to meet any binding order under the Agreement at cost to Supplier as determined in accordance with Section 5.1(c) of the Agreement;
WHEREAS, due to logistical and operational reasons, the Parties have determined that, notwithstanding Section 5.1(c) of the Agreement, it is in their mutual best interest to have Supplier provide a limited number of bottles to fulfill some of the binding orders under the Agreement for Product to be delivered by Supplier in [****] and in [****], as it had prior to June 7, 2016.
NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree that the Agreement is hereby amended as follows:
1.Definitions. Capitalized terms used but not defined herein shall have the same meanings given to them in the Agreement, unless context otherwise requires.
2.Amendment to Section 5.1(c) of the Agreement. Effective as of the Effective Date, Section 5.1(c) of the Agreement is hereby amended by inserting the following at the end of that section:
[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Notwithstanding anything in this Section 5.1(c) to the contrary, Supplier shall supply or otherwise source, without change to the Price, and Crown shall not be obligated to supply to Supplier, an aggregate of [****] bottles for “[****]” Product (the “Aggregate GM Bottle Supply”) for one or more of the following SKUs: (i) [****]; (ii) [****]; (iii) [****]; and (iv) [****] (collectively, the “Potential SKUs”), to fulfill a portion of the binding monthly order of Product for [****] with respect to “[****]” (the “[****] Order” and, such portion of the [****] Order using the Aggregate GM Bottle Supply, the “[****] GM Bottle Supply Portion Order”). It being understood and agreed by Supplier and Crown, that: (A) in partial satisfaction of the [****] GM Bottle Supply Portion Order, [****] of the Aggregate GM Bottles Supply have been used in connection with the Products delivered during the month of [****], and subject to Section 2.1 and Force Majeure, the remaining obligations with respect to the [****] GM Bottle Supply Portion Order shall be satisfied during the month of [****]; (B) Supplier may allocate, in its reasonable discretion, the Aggregate Bottle Supply among the Potential SKUs contemplated by the [****] Order; (C) for the avoidance of doubt, Supplier’s obligations with respect to the delivery of Product in satisfaction of the [****] Order (other than with respect to the [****] GM Bottle Supply Portion Order, which is subject to the forgoing clauses (A) and (B)) shall otherwise be subject to this Section 5.1(c) and the other terms and conditions of this Agreement; and (D) Supplier from time to time, with reasonable notice and written consent of Crown, may supply or otherwise source, without change to the Price, glass bottles in addition to the Aggregate GM Bottle Supply in connection with the supply of Product pursuant to this Agreement.
3.Purchase Orders for [****], [****] and [****]. Notwithstanding anything else to the contrary in the Agreement or this Amendment, the binding orders for Product for the months of [****], [****] and [****] are attached hereto as Exhibit A.
4.Effect of Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with its terms and for the avoidance of doubt, (a) all references in the Agreement to “the date hereof”, “herein” or “the date of this Agreement” shall refer to the Original Execution Date and (b) any representations and warranties set forth in the Agreement made by Supplier or Crown shall not change as a result of the execution of this Amendment and shall be made as of the Original Execution Date, in each of the foregoing clauses (a) and (b) unless expressly indicated otherwise in this Amendment.
5.General Provisions. Article IX and Sections 1.2, 10.1, 10.2, 10.3, 10.4, 10.6 and 10.8 of the Agreement shall apply, mutatis mutandis, to this Amendment.
[Signature Page Follows]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be duly executed as of the date first written above to be effective as of the Effective Date.

CIH INTERNATIONAL S.À R.L., as successor by assignment to Crown Imports, LLC

By:	/s/ Nicolas Susgin
	Name:	Nicolas SUSGIN
	Title:	Category A Manager

By:	/s/ Michael D. Lurie
	Name:	Michael D. LURIE
	Title:	Category B Manager

GRUPO MODELO, S. DE R.L. DE C.V.

By:	/s/ Emilio Fullaondo Botella
	Name:	Emilio Fullaondo Botella
Title:

By:	/s/ Raul Escalante Martinez
	Name:	Raul Escalante Martinez
	Title:	Legal Representative
[Signature Page to Second Amendment to Interim Supply Agreement]

[****],[****] AND [****] ORDERS
EXHIBIT A

ABI Ext Re-design [****]
Brand	ITEM	SKU	Description	Package Type	Size	Glass Type	Transportation	Type	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Bottle	[****]	Clear	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Bottle	[****]	Clear	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Bottle	[****]	Clear	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Bottle	[****]	Clear	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Bottle	[****]	Clear	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Bottle	[****]	Amber	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Bottle	[****]	Amber	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Can	[****]	CAN	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Can	[****]	CAN	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Can	[****]	CAN	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	Can	[****]	CAN	[****]	[****]	[****]	[****]	[****]
								TOTAL	[****]	[****]	[****]
[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.